                                  Exhibit 99.2

                     WaMu Mortgage Pass-Through Certificates
                                Series 2004-AR11

                               Marketing Materials

                           Public Subs (Class B-1-B-3)
                           [$13,080,000] (Approximate)

                                WASHINGTON MUTUAL

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

LEHMAN BROTHERS                                  RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2004-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                          Date Prepared: August 16, 2004

                  CONTACTS
TRADING:
BRIAN HARGRAVE             (212) 526-8320
RICH MCKINNEY              (212) 526-8320
BRENDAN GARVEY             (212) 526-8315

SYNDICATE:
KEVIN WHITE                (212) 526-9519
DANIEL COVELLO             (212) 526-9519
PAUL TEDESCHI              (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:
-----------------------------
 STAN LABANOWSKI           (212) 526-6211
 MIKE HITZMANN             (212) 526-5806
 MARY STONE                (212) 526-9606
 DARIUS HOUSEAL            (212) 526-9466
 NICHOLAS STIMOLA          (212) 526-0212

All collateral statistics described herein are based on the current collateral balances as of July 30, 2004 (the "Statistical Calculation Date") unless otherwise indicated. The information contained herein will be superseded by the description of the mortgage loans contained in any subsequent term sheets and the PROSPECTUS SUPPLEMENT. The PROSPECTUS SUPPLEMENT supersedes the information in all prior term sheets, if any.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    2               RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                           Date Prepared: August 16, 2004

            WaMu Mortgage Pass-Through Certificates, Series 2004-AR11
            [$13,080,000] (Approximate, Subject to +/- 10% Variance)
                    Publicly Offered Subordinate Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

                  Principal           WAL (Yrs)       Pmt Window (Mths)                                               Expected
                   Amount            To Wtd Avg      To Wtd Avg Roll/Mat     Interest                                  Ratings
   Class        (Approx.) (1)       Roll/Mat (2)             (2)             Rate Type       Tranche Type          [Moody's/S&P]
============ ==================== ================== ===================== ============== ==================== ========================
    B-1             [$6,089,000]      4.34/6.03           1-59/1-360            (3)         Subordinate PT             Aa2/AA
    B-2             [$4,285,000]      4.34/6.03           1-59/1-360            (3)         Subordinate PT              A2/A
    B-3             [$2,706,000]      4.34/6.03           1-59/1-360            (3)         Subordinate PT            Baa2/BBB
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
  B-4 (4)           [$1,805,000]                                                            Subordinate PT              NA/BB
  B-5 (4)           [$1,128,000]              Privately Offered Certificates                Subordinate PT              NA/B
  B-6 (4)             [$902,306]                                                            Subordinate PT              NR/NR
============ ==================== ======================================================= ==================== ========================
  Total:       [$16,915,306] (5)
(1)  The Certificates (as described herein) are collateralized by a pool of 5/1
     ARM loans indexed to 1-year CMT or 1-year LIBOR. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2)  The WAL and Payment Window for the Public Subordinate Certificates are
     shown to the Distribution Date in July 2009 (the "Weighted Average Roll
     Date") and to maturity, using the Pricing Prepayment Speed.
(3)  For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the
     Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.734]%.
(4)  The Class B-4, Class B-5, and Class B-6 Certificates are not offered hereby.
(5)  On the Closing Date the initial aggregate class principal balance of the
     Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6
     (collectively the "Subordinate Certificates") will be equal to 3.75% of the
     Cut-Off Date collateral pool balance. The Subordinate Certificates will provide credit support to the Senior Certificates that are not offered under this term sheet.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    3               RESIDENTIAL MORTGAGE FINANCE

         Depositor and Master Servicer: Washington Mutual Mortgage Securities
Corp. ("WMMSC")

         Servicer: Washington Mutual Bank, FA ("WMBFA")

         Lead Managers: Lehman Brothers Inc. and WaMu Capital Corp.

         Trustee: Citibank

         Rating Agencies: Moody's and S&P will rate the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates. The Class B-4 and Class B-5
Certificates will be rated by S&P only. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

         Cut-off Date: August 1, 2004

         Statistical Calculation Date: July 30, 2004

         Expected Pricing Date: On or about August [16], 2004.

         Closing Date: On or about August [25], 2004.

         Distribution Date: The 25th day of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2004.

         Fixed Servicing Fee: 0.375% per annum of the aggregate principal balance of the Mortgage Loans.

         Master Servicing Fee: 0.050% per annum of the aggregate principal balance of the Mortgage Loans.

         Certificates: The "Senior Certificates" will consist of the Class A
Certificates (the "Pass-Through Senior Certificates") and the Class R
Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class
B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates. The Senior
Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class B-1, Class
B-2 and Class B-3 Certificates ("the Public Subordinate Certificates" together with the Senior Certificates, the "Offered Certificates") are being offered publicly.

         Accrued Interest: The Offered Certificates settle with accrued interest. The price to be paid by investors for the Senior Certificates will include accrued interest from the Cut-off Date up to, but not including, the
Closing Date (24 days).

         Delay Days: 24 days

         Day Count: 30/360

         Interest Accrual Period: The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the calendar month proceeding the month in which such Distribution Date occurs.
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    4               RESIDENTIAL MORTGAGE FINANCE

         Registration: The Pass-Through Senior Certificates and the Public
Subordinate Certificates will be made available in book-entry form through DTC.

         Federal Tax Treatment: It is anticipated that the Pass-Through Senior
Certificates and the Public Subordinate Certificates will be treated as REMIC regular interests for federal income tax purposes. It is anticipated that the
Class R Certificate will be treated as a residual interest for federal income tax purposes.

         ERISA Eligibility: The Pass-Through Senior Certificates and the Public
Subordinate Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the
Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The
Class R Certificate is not expected to be ERISA eligible.

         SMMEA Treatment: The Pass-Through Senior Certificates and the Class B-1
Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

         Optional Termination: The terms of the transaction allow for a termination of the Certificates which may be exercised on any Distribution Date after the first date which the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date (the "Optional Call Date").

         Weighted Average Roll Date: The Distribution Date in July 2009 (month
59).

         Pricing Prepayment Speed: The Senior Certificates will be priced to a
25% constant prepayment rate ("CPR").

         Mortgage Loans: As of the Statistical Calculation Date the aggregate principal balance of the mortgage loans described herein is approximately
[$451,067,406.54] (the "Mortgage Loans"). The Mortgage Loans are
non-convertible, adjustable rate mortgage loans that are either indexed to One
Year CMT (approximately [98.36%]) or One Year LIBOR (approximately [1.64%]) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). The Mortgage Loans have an original term to maturity of either 30 years (99.72%) or 15 years (0.28%).

As of the Statistical Calculation Date, approximately [91.31%] of the
Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    5               RESIDENTIAL MORTGAGE FINANCE

         Last Scheduled Distribution Date: The Last Scheduled Distribution Date
for the Certificates is the Distribution Date in [September 2034] which is the
Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

         Net Mortgage Rate: The Net Mortgage Rate for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and fixed servicing fee rate.

         Net WAC: The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due
Date after giving effect to the payments due on the mortgage loans on that Due
Date.

As of the Statistical Calculation Date and with respect to the Statistical
Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in
September 2004 is expected to be approximately [4.734%].

         Due Date: The day on which the monthly payment for each Mortgage Loan is due, which is the first day of the month.

         Prior Period: With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date is the "Prior Period."

         Payoffs: Payoffs are prepayments in full.

         Curtailments: Curtailments are partial prepayments on a mortgage loan.

         Advancing Obligation: The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

         Compensating Interest: Washington Mutual Mortgage Securities Corp., as
Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of (a)
any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the
Distribution Date to the last day of the month and (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment income realized by Washington Mutual Mortgage Securities Corp., as
Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.
Compensating Interest will be added to the Available Distribution Amount.

Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    6               RESIDENTIAL MORTGAGE FINANCE

         Prepayment Period: For each Distribution Date and each Payoff, the
"Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution
Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each
Curtailment, the related "Prepayment Period" will be the month preceding the month in which the Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    7               RESIDENTIAL MORTGAGE FINANCE

         Credit Enhancement: Senior/subordinate, shifting interest structure.
The initial credit enhancement for the Senior Certificates will consist of the subordination of the Class B Certificates, initially [3.75] % total subordination.

         The initial credit enhancement information shown below is subject to final rating agency approval:

                                       Subordination of Class B Certificates

                                             -----------------------
                                                    Class A
               Priority of                   Credit Support (3.75%)         Order of Loss
               Payment                       -----------------------        Allocation
               [logo of arrow                -----------------------        [Logo of arrow
                pointing down]                       Class B-1               pointing up]
                                             Credit Support (2.40%)
                                             -----------------------
                                             -----------------------
                                                   Class B-2
                                              Credit Support (1.45
                                                       %)
                                             -----------------------
                                             -----------------------
                                                   Class B-3
                                             Credit Support (0.85%)
                                             -----------------------
                                             -----------------------
                                                   Class B-4
                                             Credit Support (0.45%)
                                             -----------------------
                                             -----------------------
                                                   Class B-5
                                             Credit Support (0.20%)
                                             -----------------------
                                             -----------------------
                                                    Class B-6
                                             Credit Support (0.00%)
                                             -----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    8               RESIDENTIAL MORTGAGE FINANCE

         Shifting Interest: Until the first Distribution Date occurring after
August 2011, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to collateral performance triggers (as described in the prospectus supplement), the
Subordinate Certificates will receive their increasing portions of unscheduled principal.

         The prepayment percentages on the Subordinate Certificates are as follows:

          Periods:                              Unscheduled Principal Payments (%)
          --------                              ----------------------------------
          September 2004 - August 2011             0% Pro Rata Share
          September 2011 - August 2012            30% Pro Rata Share
          September 2012 - August 2013            40% Pro Rata Share
          September 2013 - August 2014            60% Pro Rata Share
          September 2014 - August 2015            80% Pro Rata Share
          September 2015 and thereafter          100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the
Subordinate Certificates doubles unscheduled principal payments will be paid pro-rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled
(subject to the performance triggers described in the prospectus supplement),
(i) prior to the Distribution Date in September 2007, the Subordinate
Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in September 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the
Senior Certificates, divided by the aggregate principal balance of the Mortgage
Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the
Senior Certificates will receive all unscheduled prepayments for the Mortgage
Loans, regardless of any prepayment percentages.

         Allocation of Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the
Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the
Certificates on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    9               RESIDENTIAL MORTGAGE FINANCE

         Certificates Priority of Distributions: Available funds from the
Mortgage Loans will be distributed in the following order of priority:

         1) Senior Certificates, accrued and unpaid interest, at the related
Certificate Interest Rate;

         2) Class R Certificate, principal, until its class principal balance is reduced to zero;

         3) To the Pass-Through Senior Certificates, principal, until their class principal balances are reduced to zero;

         4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1
Certificate Interest Rate;

         5) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

         6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2
Certificate Interest Rate;

         7) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

         8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3
Certificate Interest Rate;

         9) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

         10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

         11) Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    10              RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These
Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    11              RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2004-AR11
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                       Yield Tables (%)

          Class B-1 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                      10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================
          99-01                            4.94         4.94          4.94         4.95          4.96         4.99
          WAL (yr)                         4.90         4.88          4.61         4.34          4.09         3.56
          MDUR (yr)                        4.27         4.26          4.05         3.82          3.62         3.18
          First Prin Pay                9/25/2004     9/25/2004    9/25/2004     9/25/2004    9/25/2004     9/25/2004
          Last Prin Pay                 7/25/2009     7/25/2009    7/25/2009     7/25/2009    7/25/2009     7/25/2009
          --------------------------------------------------------------------------------------------------------------

          Class B-2 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          98-09                            5.11         5.11          5.13         5.15          5.17         5.23
          WAL (yr)                         4.90         4.88          4.61         4.34          4.09         3.56
          MDUR (yr)                        4.27         4.25          4.04         3.81          3.61         3.17
          First Prin Pay                9/25/2004     9/25/2004    9/25/2004     9/25/2004    9/25/2004     9/25/2004
          Last Prin Pay                 7/25/2009     7/25/2009    7/25/2009     7/25/2009    7/25/2009     7/25/2009
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          97-05                            5.38         5.38          5.42         5.45          5.49         5.59
          WAL (yr)                         4.90         4.88          4.61         4.34          4.09         3.56
          MDUR (yr)                        4.26         4.24          4.03         3.80          3.60         3.16
          First Prin Pay                9/25/2004     9/25/2004    9/25/2004     9/25/2004    9/25/2004     9/25/2004
          Last Prin Pay                 7/25/2009     7/25/2009    7/25/2009     7/25/2009    7/25/2009     7/25/2009
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    12              RESIDENTIAL MORTGAGE FINANCE

                                                             Yield Tables (%)

          Class B-1 to Maturity
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          99-01                            4.61         4.68          4.75         4.81          4.85         4.92
          WAL (yr)                        12.91         9.51          7.30         6.03          5.21         4.04
          MDUR (yr)                        9.13         7.20          5.80         4.95          4.38         3.51
          First Prin Pay                9/25/2004     9/25/2004    9/25/2004     9/25/2004    9/25/2004     9/25/2004
          Last Prin Pay                 8/25/2034     8/25/2034    8/25/2034     8/25/2034    8/25/2034     8/25/2034
          --------------------------------------------------------------------------------------------------------------

          Class B-2 to Maturity
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          98-09                            4.69         4.79          4.89         4.96          5.02         5.14
          WAL (yr)                        12.91         9.51          7.30         6.03          5.21         4.04
          MDUR (yr)                        9.10         7.18          5.78         4.94          4.37         3.50
          First Prin Pay                9/25/2004     9/25/2004    9/25/2004     9/25/2004    9/25/2004     9/25/2004
          Last Prin Pay                 8/25/2034     8/25/2034    8/25/2034     8/25/2034    8/25/2034     8/25/2034
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Maturity
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
          97-05                            4.82         4.95          5.08         5.19          5.29         5.47
          WAL (yr)                        12.91         9.51          7.30         6.03          5.21         4.04
          MDUR (yr)                        9.06         7.14          5.75         4.91          4.34         3.48
          First Prin Pay                9/25/2004     9/25/2004    9/25/2004     9/25/2004    9/25/2004     9/25/2004
          Last Prin Pay                 8/25/2034     8/25/2034    8/25/2034     8/25/2034    8/25/2034     8/25/2034
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    13              RESIDENTIAL MORTGAGE FINANCE

                                            WaMu Mortgage Pass-Through Certificates
                                                        Series 2004-AR11
                                             30 Year 5/1 Hybrid ARM Mortgage Loans
                           Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT
BALANCE:                                  $451,067,406.54
NUMBER OF
LOANS:                                                712

                                                                              Minimum                         Maximum
AVG CURRENT
BALANCE:                                      $633,521.64                 $335,695.56                   $1,500,000.00
AVG ORIGINAL
BALANCE:                                      $634,886.49                 $336,000.00                   $1,500,000.00

WAVG LOAN
RATE:                                               5.159%                    3.250%                        6.250%
WAVG GROSS
MARGIN:                                             2.740%                    2.250%                        2.960%
WAVG MAXIMUM LOAN
RATE:                                              10.163%                    8.500%                       11.250%
WAVG PERIODIC RATE
CAP:                                                2.000%                    2.000%                        2.000%
WAVG FIRST RATE
CAP:                                                5.000%                    5.000%                        5.000%

WAVG ORIGINAL
LTV:                                                67.97%                    11.56%                        95.00%

WAVG CREDIT
SCORE:                                                729                         627                             874

WAVG ORIGINAL
TERM:                                               359.5  months               180.0  months                   360.0  months
WAVG REMAINING TERM
*:                                                  358.4  months               171.0  months                   360.0  months
WAVG
SEASONING*:                                           1.1  months                 0.0  months                    11.0  months

WAVG NEXT RATE
RESET*:                                                59  months                  49  months                      60  months
WAVG RATE ADJ
FREQ:                                                  12  months                  12  months                      12  months
WAVG FIRST RATE
RESET*:                                                59  months                  49  months                      60  months

TOP STATE CONC
($):                                   57.82%  California,  11.51% New York,  6.87%  Connecticut
MAXIMUM ZIP CODE CONC
($):                                     1.66%  94941

FIRST PAY
DATE:                                                                 October 1, 2003               September 1, 2004
RATE CHANGE DATE:                                                   September 1, 2008                  August 1, 2009
MATURITY
DATE:                                                                November 1, 2018                  August 1, 2034

* Calculated As of 8/1/2004

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    14              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
INDEX:                                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1 Year CMT (Weekly)                                       701         $443,664,290.60              98.36%
1 Year Libor (WSJ/1 Mo Lead)                               11            7,403,115.94                1.64
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/1 ARM                                                   712         $451,067,406.54             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DELINQUENCY:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Current                                                   712         $451,067,406.54             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE
($):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
300,000.01 - 400,000.00                                   116          $43,056,078.09               9.55%
400,000.01 - 500,000.00                                   174           78,499,373.40               17.40
500,000.01 - 600,000.00                                   120           65,939,076.06               14.62
600,000.01 - 700,000.00                                    94           61,002,399.70               13.52
700,000.01 - 800,000.00                                    56           42,270,803.70                9.37
800,000.01 - 900,000.00                                    35           30,111,149.21                6.68
900,000.01 - 1,000,000.00                                  59           57,469,201.33               12.74
1,000,000.01 - 1,100,000.00                                12           12,786,300.00                2.83
1,100,000.01 - 1,200,000.00                                16           18,435,879.17                4.09
1,200,000.01 - 1,300,000.00                                 7            8,834,400.00                1.96
1,300,000.01 - 1,400,000.00                                12           16,366,950.00                3.63
1,400,000.01 - 1,500,000.00                                11           16,295,795.88                3.61
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    15              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
LOAN RATE                                      Number of         Principal Balance     Principal Balance
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.001 - 3.250                                               1             $404,999.99               0.09%
3.501 - 3.750                                               5            3,746,461.10                0.83
3.751 - 4.000                                              16           12,448,506.10                2.76
4.001 - 4.250                                              42           32,369,536.63                7.18
4.251 - 4.500                                              52           37,507,349.53                8.32
4.501 - 4.750                                              50           33,191,852.05                7.36
4.751 - 5.000                                              80           53,187,115.36               11.79
5.001 - 5.250                                             110           66,027,862.50               14.64
5.251 - 5.500                                             144           87,893,545.56               19.49
5.501 - 5.750                                             117           70,663,613.77               15.67
5.751 - 6.000                                              88           49,833,763.95               11.05
6.001 - 6.250                                               7            3,792,800.00                0.84
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
GROSS MARGIN                                   Number of         Principal Balance     Principal Balance
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.001 - 2.500                                              14           $9,269,115.94               2.05%
2.501 - 3.000                                             698          441,798,290.60               97.95
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    16              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
MAXIMUM LOAN RATE                              Number of         Principal Balance     Principal Balance
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
8.251 - 8.500                                               1             $404,999.99               0.09%
8.501 - 8.750                                               5            3,746,461.10                0.83
8.751 - 9.000                                              16           12,448,506.10                2.76
9.001 - 9.250                                              42           32,369,536.63                7.18
9.251 - 9.500                                              50           36,562,307.14                8.11
9.501 - 9.750                                              48           31,905,266.28                7.07
9.751 - 10.000                                             81           53,738,980.47               11.91
10.001 - 10.250                                           110           66,440,862.50               14.73
10.251 - 10.500                                           146           88,768,087.95               19.68
10.501 - 10.750                                           118           71,055,834.43               15.75
10.751 - 11.000                                            88           49,833,763.95               11.05
11.001 - 11.250                                             7            3,792,800.00                0.84
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
FIRST RATE CAP                                 Number of         Principal Balance     Principal Balance
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5.000                                                     712         $451,067,406.54             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
PERIODIC RATE CAP                              Number of         Principal Balance     Principal Balance
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.000                                                     712         $451,067,406.54             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
ORIGINAL TERM                                  Number of         Principal Balance     Principal Balance
(months):                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
180                                                         3           $1,243,108.29               0.28%
360                                                       709          449,824,298.25               99.72
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
REMAINING TERM (months) (1):                  Number of         Principal Balance     Principal Balance
                                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
0 - 180                                                     3           $1,243,108.29               0.28%
349 >=                                                    709          449,824,298.25               99.72
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================
(1) As of August 1, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    17              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE ADJUSTMENT
DATE:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2008-09                                                     1             $340,000.00               0.08%
2008-11                                                     1              390,887.63                0.09
2008-12                                                     1              490,990.35                0.11
2009-01                                                     1              449,195.00                0.10
2009-02                                                     3            1,164,539.49                0.26
2009-03                                                     1              483,500.00                0.11
2009-04                                                     7            6,055,263.31                1.34
2009-05                                                    64           48,587,531.82               10.77
2009-06                                                   121           80,288,259.66               17.80
2009-07                                                   241          146,284,126.19               32.43
2009-08                                                   271          166,533,113.09               36.92
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL LTV
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
10.01 - 15.00                                               3           $2,200,000.00               0.49%
15.01 - 20.00                                               1              998,709.67                0.22
20.01 - 25.00                                               3            1,380,000.00                0.31
25.01 - 30.00                                               7            3,811,887.63                0.85
30.01 - 35.00                                               8            4,760,065.55                1.06
35.01 - 40.00                                              13            8,698,060.00                1.93
40.01 - 45.00                                              15           11,476,277.15                2.54
45.01 - 50.00                                              17           10,443,100.00                2.32
50.01 - 55.00                                              25           17,253,372.65                3.83
55.01 - 60.00                                              51           38,107,194.32                8.45
60.01 - 65.00                                              53           37,678,947.25                8.35
65.01 - 70.00                                             113           85,637,863.41               18.99
70.01 - 75.00                                             187          114,981,124.65               25.49
75.01 - 80.00                                             210          111,300,890.89               24.68
85.01 - 90.00                                               5            1,950,413.37                0.43
90.01 - 95.00                                               1              389,500.00                0.09
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    18              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CREDIT
SCORE:                                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
600 - 649                                                   8           $6,063,385.96               1.34%
650 - 699                                                 147           94,500,851.34               20.95
700 - 749                                                 322          203,040,352.08               45.01
750 - 799                                                 216          136,016,317.46               30.15
800 - 849                                                  18           10,738,499.70                2.38
850 - 899                                                   1              708,000.00                0.16
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
AMORTIZATION:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Fully Amortizing                                           81          $39,214,374.44               8.69%
Interest Only                                             631          411,853,032.10               91.31
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Reduced                                                   483         $313,147,693.35              69.42%
Full                                                      229          137,919,713.19               30.58
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                              658         $422,023,990.84              93.56%
Second Home                                                54           29,043,415.70                6.44
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY
TYPE:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                             599         $385,571,480.86              85.48%
Condo                                                      86           48,526,333.06               10.76
Coop                                                       27           16,969,592.62                3.76
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    19              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Purchase                                                  361         $215,913,309.30              47.87%
Cash Out Refinance                                        218          142,081,977.99               31.50
Rate/Term Refinance                                       132           92,724,119.25               20.56
Home Improvement                                            1              348,000.00                0.08
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    20              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GEOGRAPHIC
AREA:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Arizona                                                    11           $6,422,059.38               1.42%
Arkansas                                                    1              650,000.00                0.14
California                                                411          260,820,352.12               57.82
Colorado                                                   17           10,148,900.00                2.25
Connecticut                                                40           31,006,604.68                6.87
Delaware                                                    1              450,000.00                0.10
Florida                                                    15            9,480,659.83                2.10
Georgia                                                     1              428,400.00                0.09
Idaho                                                       3            2,210,695.56                0.49
Illinois                                                   24           15,154,694.26                3.36
Kentucky                                                    1              520,000.00                0.12
Maryland                                                    6            3,266,887.63                0.72
Massachusetts                                              15            8,140,620.73                1.80
Michigan                                                    4            2,273,000.00                0.50
Minnesota                                                   6            3,420,261.35                0.76
Missouri                                                    1            1,250,000.00                0.28
Montana                                                     1              370,000.00                0.08
Nevada                                                      6            3,372,200.00                0.75
New Jersey                                                  9            6,607,461.11                1.46
New York                                                   79           51,939,185.01               11.51
North Carolina                                              1              364,000.00                0.08
Ohio                                                        5            3,293,470.00                0.73
Oregon                                                      2              899,200.00                0.20
Pennsylvania                                                2            1,190,000.00                0.26
Rhode Island                                                1              630,000.00                0.14
South Carolina                                              3            1,656,865.11                0.37
Texas                                                       3            2,488,300.00                0.55
Utah                                                        3            2,350,818.84                0.52
Virginia                                                    8            3,811,704.03                0.85
Washington                                                 32           16,451,066.90                3.65
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    21              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
NORTH/SOUTH CA
BREAKOUT:                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA-S                                                      211         $131,532,499.42              29.16%
CA-N                                                      200          129,287,852.70               28.66
Other                                                     301          190,247,054.42               42.18
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    712         $451,067,406.54             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
TOP 50 PROP ZIP (CA)                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
94941 MILL VALLEY                                           8           $7,489,960.00               2.87%
90266 MANHATTAN BEACH                                       5            4,752,250.00                1.82
92130 SAN DIEGO                                             5            3,950,500.00                1.51
94025 MENLO PARK                                            5            3,751,000.00                1.44
92067 RANCHO SANTA FE                                       4            3,627,000.00                1.39
92660 NEWPORT BEACH                                         4            3,507,083.33                1.34
92629 DANA POINT                                            4            3,187,175.00                1.22
94583 SAN RAMON                                             6            3,155,897.50                1.21
94070 SAN CARLOS                                            4            3,149,250.00                1.21
93923 CARMEL                                                3            3,050,000.00                1.17
94960 SAN ANSELMO                                           3            2,834,875.00                1.09
90046 LOS ANGELES                                           3            2,796,208.33                1.07
90077 LOS ANGELES                                           3            2,581,000.00                0.99
94109 SAN FRANCISCO                                         3            2,556,800.00                0.98
95746 GRANITE BAY                                           4            2,516,250.00                0.96
92807 ANAHEIM                                               3            2,327,500.00                0.89
91301 AGOURA HILLS                                          3            2,210,000.00                0.85
95020 GILROY                                                4            2,196,733.20                0.84
90265 MALIBU                                                4            2,171,000.00                0.83
92024 ENCINITAS                                             3            2,049,947.77                0.79
93105 SANTA BARBARA                                         2            1,997,300.00                0.77
94920 TIBURON                                               2            1,967,000.00                0.75
92009 CARLSBAD                                              3            1,923,375.64                0.74
92677 LAGUNA NIGUEL                                         3            1,879,432.50                0.72
95120 SAN JOSE                                              3            1,873,500.00                0.72
94526 DANVILLE                                              3            1,860,000.00                0.71
92651 LAGUNA BEACH                                          2            1,812,500.00                0.69
94024 LOS ALTOS                                             2            1,805,000.00                0.69
92127 SAN DIEGO                                             2            1,800,000.00                0.69
93035 OXNARD                                                3            1,748,750.00                0.67
95003 APTOS                                                 2            1,696,200.00                0.65
95032 LOS GATOS                                             2            1,689,297.92                0.65

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    22              RESIDENTIAL MORTGAGE FINANCE

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
TOP 50 PROP ZIP (CA)  (Cont.)               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
94303 PALO ALTO                                             2            1,650,000.00                0.63
92612 IRVINE                                                2            1,648,750.00                0.63
95037 MORGAN HILL                                           3            1,604,800.00                0.62
92253 LA QUINTA                                             3            1,590,000.00                0.61
95138 SAN JOSE                                              2            1,586,500.00                0.61
95129 SAN JOSE                                              3            1,568,950.00                0.60
92705 SANTA ANA                                             2            1,556,250.00                0.60
94588 PLEASANTON                                            3            1,555,400.00                0.60
95014 CUPERTINO                                             2            1,555,000.00                0.60
94117 SAN FRANCISCO                                         2            1,540,000.00                0.59
94705 BERKELEY                                              1            1,500,000.00                0.58
96145 TAHOE CITY                                            2            1,499,900.00                0.58
90069 WEST HOLLYWOOD                                        3            1,483,780.00                0.57
92103 SAN DIEGO                                             2            1,478,000.00                0.57
93465 TEMPLETON                                             2            1,447,689.35                0.56
91356 TARZANA                                               1            1,438,295.88                0.55
91362 THOUSAND OAKS                                         2            1,427,500.00                0.55
94022 LOS ALTOS HILLS                                       1            1,400,000.00                0.54
Other                                                     263          147,376,750.70               56.51
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    411         $260,820,352.12             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                    23              RESIDENTIAL MORTGAGE FINANCE